                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 Norstan, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

                                     [LOGO]
                             605 NORTH HIGHWAY 169
                           PLYMOUTH, MINNESOTA 55441

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 12, 1996

                             ---------------------

TO THE SHAREHOLDERS OF NORSTAN, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of the shareholders of Norstan, Inc., a Minnesota corporation, will be held on Thursday, September 12, 1996, at 2:00 P.M., at 605 North Highway 169, 11th Floor, Plymouth, Minnesota, for the following purposes:

    1.  To elect ten directors.

    2. To ratify the appointment of Arthur Andersen LLP as independent auditors for the fiscal year ending April 30, 1997.

    3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    Only shareholders of record at the close of business on July 19, 1996, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

    Each of you is invited and urged to attend the Annual Meeting in person if possible. Whether or not you are able to attend in person, you are requested to date, sign and return promptly the enclosed proxy in the envelope enclosed for your convenience.

                                          By Order of the Board of Directors

                                          WINSTON E. MUNSON, Secretary

August 16, 1996

                                PROXY STATEMENT

                     FOR ANNUAL MEETING OF SHAREHOLDERS OF

                                 NORSTAN, INC.
                             605 NORTH HIGHWAY 169
                           PLYMOUTH, MINNESOTA 55441

                         TO BE HELD SEPTEMBER 12, 1996

                            SOLICITATION OF PROXIES

    The enclosed proxy is solicited by and on behalf of the Board of Directors of Norstan, Inc. (the "Company") for use at the Annual Meeting of shareholders on September 12, 1996, and any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy will first be sent or given to shareholders is August 16, 1996.

    The expense of the solicitation of proxies for this Annual Meeting, including the cost of mailing, has been or will be borne by the Company. Arrangements will be made with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals and the Company will reimburse them for their expense in so doing. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personally.

                         VOTING AND REVOCATION OF PROXY

    Only shareholders of record at the close of business on July 19, 1996, are entitled to notice of and to vote at the meeting. Each share so held entitles the holder to one vote upon each matter to be voted upon. On July 19, 1996, the Company had outstanding 4,432,697 shares of common stock. On July 31, 1996, a two-for-one stock split of the Company common stock was made. The share and per share data in this Proxy Statement do not reflect the stock split since the shareholder record date for this annual meeting is July 19, 1996. A quorum, consisting of a majority of the outstanding shares of the common stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

    All shares represented by proxies which have been properly executed and returned will be voted at the meeting. Where a specification is made by the shareholder as provided in the form of proxy, the shares will be voted in accordance with such specification. If no specification is made, the shares will be voted (i) FOR the election of the nominees for directors named in this Proxy Statement, and (ii) FOR the ratification of the appointment of Arthur Andersen LLP as independent auditors for the fiscal year ending April 30, 1997.

    Any proxy given pursuant to this solicitation may be revoked by the person giving the proxy at any time before it is voted. Proxies may be revoked by (a) giving written notice of such revocation to the Secretary of the Company, (b) giving another written proxy bearing a later date, or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

    Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspectors of Election appointed for the meeting and will determine if a quorum is present. If an executed proxy card is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

                             ELECTION OF DIRECTORS

    The property, affairs and business of the Company are managed under the direction of the Board of Directors. The bylaws of the Company provide that the number of directors shall be not less than three nor more than fifteen, with the number to be determined by the Board of Directors. The Board of Directors has fixed the number of directors at ten for the ensuing year, and ten directors will be elected at the Annual Meeting for a term of one year. Each of the nominees named below is now a director of the Company and has served continuously as a director of the Company since the year indicated. All nominees have indicated a willingness to serve if elected.

    All shares represented by proxies which have been properly executed and returned will be voted for the election of the ten nominees named below, unless other instructions are indicated thereon. In the event any one or more of such nominees should for any reason be unable to serve as a director, it is intended that the enclosed proxy will be voted for such person or persons as may be selected in accordance with the best judgment of the proxy holders named therein. The Board of Directors knows of no reason to anticipate that any of the nominees named herein will be unable or unwilling to serve. Directors are elected by a plurality of the votes cast for the election of directors at the Annual Meeting.

                                                                                            DIRECTOR
           NAME                           POSITION WITH COMPANY                    AGE        SINCE
- --------------------------  --------------------------------------------------     ---      ---------
Paul Baszucki               Co-Chairman of the Board, Chief Executive Officer           56    1975
                             and Director
Richard Cohen               Vice Chairman of the Board, Treasurer, Chief                52    1971
                             Financial Officer and Director
Sidney R. Cohen             Co-Chairman of the Board and Director                       76    1970
Arnold Lehrman              Director                                                    73    1970
Connie M. Levi              Director                                                    56    1993
Winston E. Munson           Secretary and Director                                      67    1971
Gerald D. Pint              Director                                                    60    1983
Stanley H. Schweitzer       Director                                                    64    1981
Dr. Jagdish N. Sheth        Director                                                    57    1995
Herbert F. Trader           Director                                                    59    1983

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

                       INFORMATION CONCERNING DIRECTORS,
                        NOMINEES AND EXECUTIVE OFFICERS

DIRECTORS AND NOMINEES

    Certain information concerning the directors and nominees of the Company is set forth below.

    PAUL BASZUCKI has been Chief Executive Officer of the Company since 1986, and Co-Chairman of the Board since June 1995. He was Vice Chairman of the Board of the Company from 1987 to June 1995. He is also Chairman of the Board of Norstan Communications, Inc., Norstan Network Services, Inc., Norstan Canada Inc., Connect Computer Company and Norstan Network Services of New Hampshire, Inc. and Chairman of the Board and President of Norstan Financial Services, Inc.

Mr. Baszucki served as President and Chief Operating Officer of the Company from 1984 to 1987. Prior to 1984, he was Chief Executive Officer of Norstan Communications, Inc. Mr. Baszucki is also a director of Washington Scientific Industries, Inc. and G & K Services, Inc.

    RICHARD COHEN has been Vice Chairman of the Board of the Company since 1984, Treasurer since 1971, and Chief Financial Officer since May 1991. He is also Vice Chairman of the Board, Treasurer and Chief Financial Officer of Norstan Communications, Inc., Norstan Financial Services, Inc., Norstan Network Services, Inc., Norstan Canada Inc., and Norstan Network Services of New Hampshire, Inc. and Chief Financial Officer of Connect Computer Company.

    SIDNEY R. COHEN has been Co-Chairman of the Board of the Company since June 1995 and was Chairman of the Board of the Company from 1973 to June 1995. He was Chief Executive Officer of the Company from 1984 to 1986, and President of the Company from 1970 to 1984.

    ARNOLD LEHRMAN has been a partner in the firm of Lehrman, Flom & Co., PLLP, Minneapolis, Minnesota, independent public accountants, since 1950.

    CONNIE M. LEVI was President of the Greater Minneapolis Chamber of Commerce from August 1988 until her retirement in 1994. She is a Trustee of the Lutheran Brotherhood Family of Funds. She was formerly the chairperson of Hamline University Board, Chair of the Ethics Division of the Amdahl Commission and Majority Leader of the Minnesota House of Representatives. She is or has been a director or member of numerous governmental, public service, and nonprofit boards and organizations.

    WINSTON E. MUNSON has been Secretary of the Company since 1971. He has been of counsel to or a partner in the law firm of Mackall, Crounse & Moore, PLC, Minneapolis, Minnesota, since 1960.

    GERALD D. PINT is a telecom consultant. He was the Group Vice President for Telecom Systems Group of 3M Company, a multinational diversified manufacturer, from 1989 until his retirement from 3M in 1993. He was Group Vice President for ElectroTelecommunications Group of 3M Company from 1982 to 1989. Mr. Pint is also a director of Inventronics, Ltd.

    STANLEY SCHWEITZER has been a shareholder or partner in the firm of Schweitzer Rubin Karon & Bremer, PA, Minneapolis, Minnesota, independent public accountants, since 1963.

    DR. JAGDISH N. SHETH has been the Charles H. Kellstadt Professor of Marketing in the Goizueta Business School, Emory University since 1991. Prior to his present position, he was the Robert E. Brooker Professor of Marketing at the University of Southern California (7 years), the Walter H. Stellner Distinguished Professor of Marketing at the University of Illinois (15 years), and on the faculty of Columbia University (5 years), as well as the Massachusetts Institute of Technology (2 years). Dr. Sheth is nationally and internationally known for his scholarly contribution in Marketing, Customer Satisfaction, Global Competition, and Strategic Thinking.

    HERBERT F. TRADER is an independent consultant specializing in international marketing and management and telecommunication delivered computer services. He was Vice President and Director, International Programs of William C. Norris Institute, a nonprofit corporation which promotes the use of computer technology to enhance education and information exchange on an international level, from January 1991 to January 1995. From 1987 to January 1991 he was Vice President, Training and Education Group, for Control Data Corporation, a computer company. He was President of Business Development Group for Control Data Corporation from 1985 to 1987.

    The Company knows of no arrangements or understandings between a director or nominee and any other person pursuant to which any person has been selected as a director or nominee. There is no family relationship between any of the nominees, directors or executive officers of the Company except that Sidney R. Cohen is the father of Richard Cohen.

BOARD ACTIONS AND COMMITTEES

    During the fiscal year ended April 30, 1996, the Company's Board of Directors met or took action by written consent eleven times. All of the directors attended at least 75 percent of the aggregate number of meetings of the Board of Directors and the committees of the board on which he or she served.

    The Board of Directors has an Audit Committee, consisting of four non-employee directors, Mr. Lehrman, Ms. Levi, Mr. Munson and Mr. Schweitzer. The Audit Committee, which met once during the fiscal year ended April 30, 1996, reviews and reports to the Board with respect to various auditing and accounting matters, including the engagement of independent auditors, the scope of audit procedures, the scope, frequency and results of internal audits, and the adequacy of internal accounting controls.

    The Board of Directors has a Compensation and Stock Option Committee, consisting of three non-employee directors, Messrs. Lehrman, Munson and Schweitzer. The Compensation and Stock Option Committee, which met two times during the fiscal year ended April 30, 1996, awards stock options, reviews salary levels, bonuses and other matters and makes recommendations to the Board of Directors in connection therewith.

    The Board of Directors has a Corporate Developments Committee, consisting of Messrs. Baszucki, Richard Cohen, Pint, Sheth and Trader. The Corporate Developments Committee reviews and evaluates present and future corporate activities, business and marketing strategies, possible mergers and acquisitions, and present and future business opportunities and products, and makes recommendations to the Board of Directors in connection therewith. The Corporate Developments Committee did not formally meet during the fiscal year ended April 30, 1996 since the full Board of Directors reviewed strategies and acquisitions during regular board meetings.

    The Board of Directors does not have a nominating committee.

COMPENSATION OF DIRECTORS

    For the last fiscal year, non-employee directors received an annual retainer fee of $10,000 which was payable in Company stock and a bonus of $2,500. Non-employee directors also received a per meeting fee of $1,500 for each Board of Directors' meeting attended. Employee directors do not receive any fees for serving on the Board or on any Board committee. Directors are entitled to reimbursement for out-of-pocket expenses in connection with attendance at board and committee meetings.

    The Board of Directors has set the annual retainer for non-employee directors for the period beginning with the meeting of shareholders on September 12, 1996 at $12,000, which will be payable in Company stock, pursuant to the Restated Non-Employee Directors' Stock Plan. Non-employee directors will also receive a per meeting fee of $1,500 for each Board of Directors' meeting attended.

    The Company has maintained a Directors' Stock Option Plan (the "Directors' Plan") for non-employee directors since 1986. Under the Directors' Plan each director of the Company who was not an employee of the Company or a subsidiary received a 10,000 share option upon his or her election as a director. The exercise price of the option is equal to the market price on the date of grant. The Directors' Plan provides that options become exercisable in installments over a four-year period, except that, as to non-employee directors elected at the 1986 Annual Meeting, options were exercisable in full at the date of grant. If a person ceases to be a director, he or she may exercise the option within two years after ceasing to be a director to the extent it is otherwise exercisable at the date of termination. In 1995, the Restated Non-Employee Directors' Stock Plan ("Restated Directors' Plan") was approved by the shareholders. The Restated Plan has provisions similar to those listed above relating to the grant of options to non-employee directors. A total of 150,000 shares were reserved for issuance under the Restated Directors' Plan. As of July 1, 1996, options to purchase 80,000 shares were outstanding under the Restated Directors' Plan.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    Certain information concerning current executive officers of the Company who are not directors is set forth below.

                                                                                           EXECUTIVE
                                                                                            OFFICER
            NAME                        POSITIONS WITH THE COMPANY                AGE        SINCE
- ----------------------------  -----------------------------------------------     ---      ---------
James J. Radabaugh            Executive Vice President and General Manager of          49    1992
                               Area Operations of Norstan Communications,
                               Inc.
Joseph H. Rubin               Executive Vice President of Communications               41    1996
                               Systems of Norstan Communications, Inc.
Roger D. Van Beusekom         Executive Vice President and General Manager of          57    1996
                               Rolm Resale Systems and Norstan Resale
                               Services of Norstan Communications, Inc. and
                               Executive Vice President and General Manager
                               of Norstan Financial Services, Inc.

    JAMES J. RADABAUGH has been Executive Vice President and General Manager of Area Operations of Norstan Communications, Inc. since May 1996. From May 1995 to May 1996, he was Executive Vice President of Customer Services of Norstan Communications, Inc. From May 1994 to May 1995, he was Executive Vice President and Area General Manager of Norstan Canada Inc. From August 1992 to May 1994, he was President and Chief Operating Officer of Norstan Canada Inc. From April to August 1992, he was Executive Vice President and General Manager of Norstan Canada Inc. From 1990 to 1992, he was Vice President of Field Support for the Central Region of Norstan Communications, Inc. Prior to 1990, Mr. Radabaugh was employed by ROLM Corporation in various management positions.

    JOSEPH H. RUBIN has been Executive Vice President of Communications Systems of Norstan Communications, Inc. since June, 1996. From May 1995 to June 1996, he was Executive Vice President and Area General Manager of Norstan Canada Inc. From January 1994 to May 1995, he was Vice President of Sales of Norstan Canada Inc. From May 1990 to January 1994, he was Vice President and General Manager (Wisconsin Area) of Norstan Communications, Inc.

    ROGER D. VAN BEUSEKOM has been Executive Vice President and General Manager of Rolm Resale Systems and Norstan Resale Services of Norstan Communications, Inc. and Executive Vice President and General Manager of Norstan Financial Services, Inc. since February 1996. From May 1994 to February 1996, he was Executive Vice President and General Manager of Norstan Financial Services, Inc. From August 1986 to May 1994, he was President of Norstan Financial Services, Inc.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

    The Compensation and Stock Option Committee ("Committee") of the Board of Directors is composed entirely of non-employee directors. The Committee is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. Further, the Committee annually reviews and makes recommendations to the Board of Directors concerning the compensation to be paid to the executive officers who are also directors. The base salaries and bonus formulas for Messrs. Baszucki, and Richard Cohen were determined by the Board of Directors acting on the recommendations of the Committee. Messrs. Baszucki and Richard Cohen annually review and establish the base salaries and bonus formulas for all other executive officers who are not directors of the Company.

    The components of the Company's executive compensation program which are subject to the discretion of the Committee on an individual basis include (a) base salaries, (b) performance based bonuses, (c) stock options, (d) restricted stock grants and (e) other stock based awards.

    The Company's executive compensation philosophy is to link executive compensation directly to earnings performance and therefore to increases in shareholder value. The objectives of the Company's executive compensation program are to:

    - Support the achievement of desired Company earnings performance.

    - Provide compensation that enables the Company to attract and retain key executives.

    - Provide compensation opportunities that are linked to the performance of the Company and that directly link the interests of the executives with the interests of the shareholders.

    The Company's executive officers are eligible for annual cash bonuses under a performance bonus program. The program provides for the establishment of various annual performance goals which, if achieved, result in the payment of cash compensation to participants for that year over and above their base salary. The program is intended to focus management attention on key business goals and to reward superior performance. Goals under the program generally include corporate performance objectives and individual performance objectives. The target level of pretax earnings is assigned a significantly greater weight than the aggregate weight assigned to all remaining factors. At the beginning of the fiscal year ended April 30, 1996, performance goals for purposes of determining annual incentive compensation were determined based on strategic and financial measurements including a target level of pretax earnings. For fiscal 1996, the Company's executive officers were eligible to receive a specified percentage of their base salary as a bonus payable upon achievement of established Company, group and/or individual performance goals.

    LONG-TERM COMPENSATION PROGRAM

    The Norstan, Inc. 1995 Long-Term Incentive Plan (the "1995 Plan") provides for grants of stock options, restricted stock grants, stock appreciation rights, performance awards and other stock based awards. Through stock grants and awards under this plan, executives will receive significant equity opportunity which provides an incentive to build long-term stockholder value.

    STOCK OPTIONS

    Stock options reward and encourage effective leadership that contributes to the Company's long-term financial success, as measured by an appreciation in its stock price. Stock options only have value for the executives when the price of the Company's stock appreciates in value from the date the stock options are granted. All stockholders will benefit from such increases in the Company's stock price.

    Executives are considered for stock option grants consistent with the Company's goal to include in total compensation a long-term equity interest for executives. This also provides a greater opportunity for reward when long-term performance is consistently achieved. No stock options were granted to current executive officers during fiscal 1996, except that Messrs. Radabaugh and Rubin received stock option grants of 10,000 shares and 5,000 shares, respectively. Generally, stock options are granted at an exercise price equal to the fair market value of the Company's common stock on the date of grant, have ten-year terms, and have exercise restrictions which lapse over a five-year period. The restricted stock awards generally have restrictions which lapse over a three to five year period. The annual bonus and long-term incentives introduce considerable risk to the total executive compensation package. These elements are variable, may fluctuate significantly from year to year and are directly tied to Company performance.

    CHIEF EXECUTIVE OFFICER COMPENSATION

    The salary and bonus of the Chief Executive Officer is set by and subject to the discretion of the Committee with Board approval. The compensation for Paul Baszucki, the Company's Co-Chairman and Chief Executive Officer, is determined by using a process and philosophy similar to that used for other executive officers. The Committee considers its members' views as to comparative compensation for like positions at other companies together with its own assessment of Mr. Baszucki's performance and contributions to the Company, recommending a salary and performance bonus formula for the Board of Directors' approval. For fiscal 1996 he received a bonus of 70% of his base salary which bonus was primarily based on achieving a target level of pretax earnings but also included asset management and strategic goals. The Committee believes Mr. Baszucki has managed the Company well in a challenging business climate and has achieved significantly better results than other companies in the industry.

    COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    There are no interlocking relationships, as defined in the regulations of the Securities and Exchange Commission, involving members of the Board of Directors, or its Compensation and Stock Option Committee.

    Mr. Munson is Secretary of the Company and of counsel to the law firm of Mackall, Crounse & Moore, PLC, which provides legal services to the Company and was paid fees for legal services performed by it.

    GENERAL

    The Committee has reviewed the provisions of Internal Revenue Code Section 162(m) relating to the deductibility of annual executive compensation in excess of $1,000,000, and the proposed regulations relating to Section 162(m). The Committee currently does not have a policy with respect to Section 162(m) because it is unlikely that such limit will apply to compensation paid by the Company to any of the Company's executive officers in the near future.

    The purpose of this report is to inform shareholders of the responsibilities and the philosophy of the Committee with respect to executive compensation. Neither this report nor the Performance Graph are intended to be used for any other purpose or to be incorporated by reference in any of the Company's past or future filings with the Securities and Exchange Commission.

August 2, 1996                     Compensation and Stock Option Committee

                                   Arnold Lehrman, CHAIRMAN
                                   Winston E. Munson
                                   Stanley H. Schweitzer

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

    In April 1995, the Company entered into an employment agreement with Mr. Baszucki. The agreement has an initial term which ends on April 30, 1998, which is automatically extended on May 1, 1997, and on each May 1st thereafter, to a date which is 24 months after such renewal date unless the Company gives written notice to the contrary. The employment agreement provides for the participation of Mr. Baszucki in the employee benefit plans and fringe benefit programs which are from time to time maintained by the Company for its executive officers and for certain other fringe benefits. Base salary will be continued, at the level then in effect, for a period of 12 months if Mr. Baszucki dies during the employment period. The base salary for the current fiscal year for Mr. Baszucki is $308,700. The employment agreement also has provisions designed to encourage Mr. Baszucki to continue to carry out his duties in the event of a change in control (as hereinafter defined) of the Company. Under the agreement, if a change in control of the Company occurs, Mr. Baszucki's employment period is automatically extended to a date that is 36 months after the date of the change in control. If, after a change in control, Mr. Baszucki's employment is terminated by the Company (other than for cause) or by him within 18 months after the change in control or by him during the term of the agreement (1) because of certain changes in his duties, compensation, benefits or work location, or (2) because contractual performance of his duties becomes hazardous to his physical or mental health, or (3) for "good reason" (as defined in the agreement), or if the Company terminates his employment (whether or not a change in control has occurred) other than for cause or in case of disability, Mr. Baszucki would receive the compensation and benefits set forth below.

    In April 1995, the Company entered into an employment agreement with Mr. Richard Cohen. The agreement has an initial term which ends on April 30, 1998, which is automatically extended on May 1, 1997, and on each May 1st thereafter, to a date which is 24 months after such renewal date unless the Company gives written notice to the contrary. The employment agreement provides for participation in the employee benefit plans and fringe benefit programs which are from time to time maintained by the Company for its executive officers. Base salary will be continued, at the level then in effect, for a period of 12 months if Mr. Cohen dies during the employment period, or if the Company terminates his employment without cause during the employment period. The base salary for the current fiscal year for Mr. Cohen is $183,750. The employment agreement also has provisions designed to encourage Mr. Cohen to continue to carry out his duties in the event of a change in control (as hereinafter defined) of the Company. Under the agreements, if a change in control of the Company occurs, Mr. Cohen's employment period is automatically extended to a date that is 36 months after the date of the change in control. If, after a change in control, Mr. Cohen's employment is terminated by the Company (other than for cause) or by him within 18 months after the change in control or by him during the term of the agreement
(1) because of certain changes in his duties, compensation, benefits or work location, or (2) because contractual performance of his duties becomes hazardous to his physical or mental health, or (3) for "good reason" (as defined in the agreement), or if the Company terminates his employment (whether or not a change in control has occurred) other than for cause or in case of disability, Mr. Cohen would receive the compensation and benefits set forth below.

    If as above provided, the officer's employment is terminated as a result of a change in control, the compensation and benefits to be received by such officer are (1) two times his annual salary and incentive payment, (2) any resulting damages including two times the amount of his annual benefits under the Company's employee welfare benefit plans and perquisite programs, (3) up to $15,000 in outplacement expenses and (4) the vesting of all shares of restricted stock, performance awards, stock appreciation rights and stock options.

    A "change in control" is deemed to occur when and if (i) any person (1) makes a tender offer for the Company's common stock pursuant to which shares of the Company are purchased or (2) acquires at least 20% of Company's stock or
(ii) the shareholders of the Company approve a plan of merger or consolidation or to sell substantially all the assets of the Company or to liquidate the Company or (iii) a majority of the Board of Directors become individuals other than "Continuing Directors" (as defined in the agreements).

SUMMARY COMPENSATION TABLE

    The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and each of the four most highly compensated executive officers of the Company as of April 30, 1996, whose total annual salary and bonus compensation for the most recent fiscal year exceeded $100,000.

                                                                    ANNUAL COMPENSATION
                                                                                            OTHER ANNUAL
   NAME AND PRINCIPAL              FISCAL                                  BONUS            COMPENSATION
        POSITION                    YEAR            SALARY ($)            ($)(1)               ($)(2)
- -------------------------          ------           ----------           ---------          ------------
Paul Baszucki                       1996             $ 294,000           $ 205,800             --
 Co-Chairman, CEO and               1995             $ 279,562           $ 126,755             --
 Director                           1994             $ 266,250           $ 197,786             --
Max A. Mayer                        1996             $ 250,000           $ 175,000             --
 Former President, COO              1995             $  69,551           $  37,713             --
 and Director                       1994             $ -0-               $  -0-                --
Richard Cohen                       1996             $ 175,000           $ 122,500             --
 Vice Chairman, CFO                 1995             $ 164,115           $  74,410             --
 and Director                       1994             $ 156,300           $ 110,565             --
Don C. Bice                         1996             $ 159,000           $ 103,350             --
 Executive Vice President           1995             $ 150,000           $  67,500             --
 and Area General Manager           1994             $ 141,000           $ 101,726             --
 (Central States Area) of
 Norstan Communications,
 Inc.
James J. Radabaugh                  1996             $ 130,500           $  85,755             --
 Executive Vice President           1995             $ 117,500           $  88,125             --
 and General Manager of             1994             $ 106,400           $  70,040             --
 Area Operations of
 Norstan Communications,
 Inc.
- --------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------

                                     LONG TERM COMPENSATION
                                       AWARDS                PAYOUTS
                                              SECURITIES
                             RESTRICTED       UNDERLYING      LTIP        ALL OTHER
   NAME AND PRINCIPAL           STOCK          OPTIONS/      PAYOUTS     COMPENSATION
        POSITION           AWARDS($)(3)(4)    SAR'S (#)        ($)          ($)(5)
- -------------------------  ---------------   ------------  -----------   ------------
Paul Baszucki                  $-0-           -0-    shs.     $-0-        $12,728
 Co-Chairman, CEO and          $-0-           -0-    shs.     $-0-        $11,916
 Director                      $-0-           -0-    shs.     $-0-        $11,049
Max A. Mayer                   $-0-           -0-    shs.     $-0-        $   222
 Former President, COO         $90,000       50,000  shs.     $-0-        $19,606(6)
 and Director                  $-0-           -0-    shs.     $-0-        $-0-
Richard Cohen                  $-0-           -0-    shs.     $-0-        $ 7,002
 Vice Chairman, CFO            $-0-           -0-    shs.     $-0-        $ 6,695
 and Director                  $-0-           -0-    shs.     $-0-        $ 5,829
Don C. Bice                    $-0-           -0-    shs.     $-0-        $10,285
 Executive Vice President      $-0-           -0-    shs.     $-0-        $ 9,835
 and Area General Manager      $-0-           -0-    shs.     $-0-        $ 9,384
 (Central States Area) of
 Norstan Communications,
 Inc.
James J. Radabaugh             $-0-          10,000  shs.     $-0-        $ 4,050
 Executive Vice President      $-0-           -0-    shs.     $-0-        $ 3,600
 and General Manager of        $-0-           -0-    shs.     $-0-        $ 3,148
 Area Operations of
 Norstan Communications,
 Inc.
- -------------------------
- -------------------------

(1) Reflects bonus earned during the fiscal year. For all fiscal years all or a portion of the bonus was paid during the next fiscal year.
(2) Perquisites are excluded as their aggregate value did not meet the reporting threshold of the lesser of $50,000 or 10% of salary plus bonus reported for each named executive officer.
(3) The stock becomes vested in five equal annual installments. The first 20% became vested on January 23, 1996. Vesting ceased upon termination of employment and the unvested shares were forfeited. The officer would receive any dividends paid on the shares. No restricted stock awards were made in fiscal year 1996 to any named executive officer.
(4) As of April 30, 1996, Messrs. Baszucki, Mayer, Cohen, Bice, and Radabaugh held 1,000; 4,000; 1,000; zero and zero shares of restricted common stock of the Company, respectively, subject to risk of forfeiture which, on such date, had market values of $27,000; $108,000; $27,000; none and none, respectively. The aggregate restricted stock holdings for named executive officers at the end of the fiscal year were 6,000 shares of common stock with an aggregate market value of $162,000, based on the closing price of a share of common stock of $27.00 on the NASDAQ National Market System at fiscal year-end.
(5) All Other Compensation reported represents: (i) Company contributions to the 401(k) Plan of $4,050 for each executive officer except Mr. Mayer who had a contribution of $222, and (ii) payments for executive disability insurance as follows: Mr. Baszucki, $8,678; Mr. Cohen, $2,952; and Mr. Bice, $6,235.
(6) Includes stock award of 5,000 shares made on January 23, 1995 with a market value of $90,000 in connection with his initial hiring.
(7) The share and per share data in the table do not reflect the two-for-one stock split made on July 31, 1996.

STOCK OPTIONS

    The following tables provide certain information with respect to stock options granted and stock options exercised in fiscal 1996 by the named executive officers and the value of such officers' unexercised options at April 30, 1996.

                     OPTION GRANTS IN LAST FISCAL YEAR (1)

                                INDIVIDUAL GRANTS
- ----------------------------------------------------------------------------------    POTENTIAL REALIZABLE
                           NUMBER OF                                                VALUE AT ASSUMED ANNUAL
                          SECURITIES                                                  RATES OF STOCK PRICE
                          UNDERLYING      % OF TOTAL                                APPRECIATION FOR OPTION
                            OPTIONS     OPTIONS GRANTED   EXERCISE OR                       TERM (4)
                            GRANTED     TO EMPLOYEES IN   BASE PRICE   EXPIRATION   ------------------------
          NAME              (#)(2)        FISCAL YEAR      ($/SH)(3)      DATE        5% ($)       10% ($)
- ------------------------  -----------  -----------------  -----------  -----------  -----------  -----------
Paul Baszucki                 -0-             -0-             -0-          --           -0-          -0-
Max A. Mayer                  -0-             -0-             -0-          --           -0-          -0-
Richard Cohen                 -0-             -0-             -0-          --           -0-          -0-
Don C. Bice                   -0-             -0-             -0-          --           -0-          -0-
James J. Radabaugh            10,000            8.9%       $   23.75       6/8/05   $   149,000  $   379,000

- ------------------------
(1) No SAR grants were made in the last fiscal year.

(2) The option becomes exercisable with respect to 20% of the shares one year after the date of grant and an additional 20% of the shares becomes exercisable on the same date of each of the four succeeding years.

(3) The option was granted at 100% of the fair market value on the date of grant. The optionee may satisfy the exercise price by submitting shares and/or cash.

(4) The dollar amounts in these columns are the result of calculations at the 5% and 10% rates set by the SEC and are not intended to forecast future appreciation of the Company's Common Stock.

(5) The share and per share data in this table do not reflect the two-for-one stock split made on July 31, 1996.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                   NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                                  UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                                                                 OPTIONS AT FY-END (#)(1)         AT FY-END ($)(2)
                          SHARES ACQUIRED ON   VALUE REALIZED   --------------------------  ----------------------------
          NAME               EXERCISE (#)            ($)        EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- ------------------------  -------------------  ---------------  -----------  -------------  -------------  -------------
Paul Baszucki                     -0-             $     -0-         85,000        -0-       $   1,848,750   $   -0-
Max A. Mayer                      -0-             $     -0-         10,000        40,000    $      86,200   $   344,800
Richard Cohen                     -0-             $     -0-         -0-           -0-       $    -0-        $   -0-
Don C. Bice                       -0-             $     -0-         40,000        -0-       $     810,000   $   -0-
James J. Radabaugh                -0-             $     -0-         -0-           10,000    $    -0-        $    32,500

- ------------------------
(1) There are no securities underlying outstanding stock appreciation rights.

(2) Calculated on the basis of the number of shares subject to such option multiplied by the excess of the closing price of a share of common stock of $27.00 on the NASDAQ National Market System, at fiscal year-end over the exercise price of such option.

(3) The share and per share data in this table do not reflect the two-for-one stock split made on July 31, 1996.

PERFORMANCE GRAPH

    The following performance graph compares cumulative total shareholder returns on the Company's common stock over the last five fiscal years, ended April 30, 1996, with the NASDAQ Stock Market (U.S. Companies) Index and the NASDAQ Non-Financial Stock Index, assuming an initial investment of $100 at the beginning of the period and the reinvestment of all dividends.

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                                 NORSTAN, INC.

    PREPARED BY THE CENTER FOR RESEARCH IN SECURITY PRICES
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                                                                                         NORSTAN, INC.
4/30/91                                                                                                        100.000
5/31/91                                                                                                        116.667
6/28/91                                                                                                        119.697
7/31/91                                                                                                        121.212
8/30/91                                                                                                        121.212
9/30/91                                                                                                        125.758
10/31/91                                                                                                       139.394
11/29/91                                                                                                       142.424
12/31/91                                                                                                       154.545
1/31/92                                                                                                        206.061
2/28/92                                                                                                        187.879
3/31/92                                                                                                        169.697
4/30/92                                                                                                        143.939
5/29/92                                                                                                        151.515
6/30/92                                                                                                        136.364
7/31/92                                                                                                        145.455
8/31/92                                                                                                        166.667
9/30/92                                                                                                        154.545
10/30/92                                                                                                       145.455
11/30/92                                                                                                       172.727
12/31/92                                                                                                       181.818
1/29/93                                                                                                        187.879
2/26/93                                                                                                        203.030
3/31/93                                                                                                        184.848
4/30/93                                                                                                        169.697
5/28/93                                                                                                        190.909
6/30/93                                                                                                        166.667
7/30/93                                                                                                        154.545
8/31/93                                                                                                        159.091
9/30/93                                                                                                        172.727
10/29/93                                                                                                       196.970
11/30/93                                                                                                       206.061
12/31/93                                                                                                       203.030
1/31/94                                                                                                        218.182
2/28/94                                                                                                        203.030
3/31/94                                                                                                        187.879
4/29/94                                                                                                        196.970
5/31/94                                                                                                        190.909
6/30/94                                                                                                        212.121
7/29/94                                                                                                        209.091
8/31/94                                                                                                        234.848
9/30/94                                                                                                        230.303
10/31/94                                                                                                       242.424
11/30/94                                                                                                       233.333
12/30/94                                                                                                       212.121
1/31/95                                                                                                        224.242
2/28/95                                                                                                        232.576
3/31/95                                                                                                        275.758
4/28/95                                                                                                        272.727
5/31/95                                                                                                        284.848
6/30/95                                                                                                        293.939
7/31/95                                                                                                        303.030
8/31/95                                                                                                        309.091
9/29/95                                                                                                        315.151
10/31/95                                                                                                       303.030
11/30/95                                                                                                       303.030
12/29/95                                                                                                       306.061
1/31/96                                                                                                        306.061
2/29/96                                                                                                        309.091
3/29/96                                                                                                        325.000
4/30/96                                                                                                        327.273
Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 04/30/91.

                                                                                                                Nasdaq
                                                                                                          Stock Market
                                                                                                        (US Companies)
4/30/91                                                                                                        100.000
5/31/91                                                                                                        104.590
6/28/91                                                                                                         98.220
7/31/91                                                                                                        104.034
8/30/91                                                                                                        109.207
9/30/91                                                                                                        109.609
10/31/91                                                                                                       113.232
11/29/91                                                                                                       109.431
12/31/91                                                                                                       122.800
1/31/92                                                                                                        129.980
2/28/92                                                                                                        132.924
3/31/92                                                                                                        126.651
4/30/92                                                                                                        121.220
5/29/92                                                                                                        122.794
6/30/92                                                                                                        117.993
7/31/92                                                                                                        122.173
8/31/92                                                                                                        118.439
9/30/92                                                                                                        122.841
10/30/92                                                                                                       127.679
11/30/92                                                                                                       137.838
12/31/92                                                                                                       142.912
1/29/93                                                                                                        146.980
2/26/93                                                                                                        141.497
3/31/93                                                                                                        145.593
4/30/93                                                                                                        139.379
5/28/93                                                                                                        147.705
6/30/93                                                                                                        148.388
7/30/93                                                                                                        148.563
8/31/93                                                                                                        156.242
9/30/93                                                                                                        160.894
10/29/93                                                                                                       164.511
11/30/93                                                                                                       159.604
12/31/93                                                                                                       164.053
1/31/94                                                                                                        169.033
2/28/94                                                                                                        167.453
3/31/94                                                                                                        157.153
4/29/94                                                                                                        155.114
5/31/94                                                                                                        155.493
6/30/94                                                                                                        149.806
7/29/94                                                                                                        152.879
8/31/94                                                                                                        162.625
9/30/94                                                                                                        162.210
10/31/94                                                                                                       165.398
11/30/94                                                                                                       159.912
12/30/94                                                                                                       160.360
1/31/95                                                                                                        161.259
2/28/95                                                                                                        169.787
3/31/95                                                                                                        174.818
4/28/95                                                                                                        180.322
5/31/95                                                                                                        184.976
6/30/95                                                                                                        199.964
7/31/95                                                                                                        214.656
8/31/95                                                                                                        218.999
9/29/95                                                                                                        224.036
10/31/95                                                                                                       222.756
11/30/95                                                                                                       227.981
12/29/95                                                                                                       226.760
1/31/96                                                                                                        227.871
2/29/96                                                                                                        236.559
3/29/96                                                                                                        237.331
4/30/96                                                                                                        257.023
Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 04/30/91.

                                                                                                             NASDAQ
                                                                                                      Non-Financial Stocks
                                                                                                            SIC 0100-5999,
                                                                                                                 7000-9999
                                                                                                              US & Foreign
4/30/91                                                                                                            100.000
5/31/91                                                                                                            104.870
6/28/91                                                                                                             97.575
7/31/91                                                                                                            103.407
8/30/91                                                                                                            108.372
9/30/91                                                                                                            109.551
10/31/91                                                                                                           113.367
11/29/91                                                                                                           109.191
12/31/91                                                                                                           123.123
1/31/92                                                                                                            130.693
2/28/92                                                                                                            132.975
3/31/92                                                                                                            125.069
4/30/92                                                                                                            117.403
5/29/92                                                                                                            118.154
6/30/92                                                                                                            112.327
7/31/92                                                                                                            115.839
8/31/92                                                                                                            111.824
9/30/92                                                                                                            115.899
10/30/92                                                                                                           120.603
11/30/92                                                                                                           130.710
12/31/92                                                                                                           134.689
1/29/93                                                                                                            138.308
2/26/93                                                                                                            131.388
3/31/93                                                                                                            134.937
4/30/93                                                                                                            129.360
5/28/93                                                                                                            139.824
6/30/93                                                                                                            139.969
7/30/93                                                                                                            138.782
8/31/93                                                                                                            146.913
9/30/93                                                                                                            150.904
10/29/93                                                                                                           155.627
11/30/93                                                                                                           151.055
12/31/93                                                                                                           155.504
1/31/94                                                                                                            160.720
2/28/94                                                                                                            159.056
3/31/94                                                                                                            148.040
4/29/94                                                                                                            144.639
5/31/94                                                                                                            143.522
6/30/94                                                                                                            136.512
7/29/94                                                                                                            140.096
8/31/94                                                                                                            149.648
9/30/94                                                                                                            150.051
10/31/94                                                                                                           154.420
11/30/94                                                                                                           149.373
12/30/94                                                                                                           149.525
1/31/95                                                                                                            148.997
2/28/95                                                                                                            156.676
3/31/95                                                                                                            162.212
4/28/95                                                                                                            168.032
5/31/95                                                                                                            171.855
6/30/95                                                                                                            187.564
7/31/95                                                                                                            201.855
8/31/95                                                                                                            204.483
9/29/95                                                                                                            209.106
10/31/95                                                                                                           206.981
11/30/95                                                                                                           210.783
12/29/95                                                                                                           208.350
1/31/96                                                                                                            209.779
2/29/96                                                                                                            219.152
3/29/96                                                                                                            218.797
4/30/96                                                                                                            239.951
Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 04/30/91.

CERTAIN TRANSACTIONS

    In March 1995, Sidney R. Cohen entered into a Consulting Agreement with the Company which provides that Mr. Cohen will serve as a consultant to the Company for a period of three years from May 1, 1995. Mr. Cohen continues to serve as director of the Company and as Co-Chairman of the Board of Directors. The Consulting Agreement also provides that during such period, Mr. Cohen will not engage directly or indirectly in any business in the geographic area serviced by the Company or its subsidiaries that is competitive with the business of the Company or its subsidiaries. Pursuant to the Consulting Agreement, the Company will pay Mr. Cohen a retainer of $95,000 per year and standard Non-Employee Director's fees and provide him with office space, secretarial assistance and the use of a Company automobile. The retainer will continue to be paid to Mr. Cohen for the remainder of the consulting period in the event of his disability, or to his beneficiary in the event of his death. The Consulting Agreement also provides that, in the event of Mr. Cohen's death during the consulting period, his beneficiaries will be paid the sum of $200,000, representing the proceeds of certain insurance policies payable to the Company, which policies are assigned to Mr. Cohen at the expiration of the consulting period.

    Winston E. Munson, Secretary and a Director of the Company, is of counsel to the law firm of Mackall, Crounse & Moore, PLC, counsel to the Company.

         BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

    The following table sets forth information as of July 1, 1996 (except as otherwise noted), regarding the beneficial ownership of the common stock of the Company, its only class of equity security outstanding, by each director or nominee for director of the Company, by each current executive officer of the Company named in the Summary Compensation Table herein, by all directors, nominees and current executive officers as a group, and by each person (including any "group" as that term is used in section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known by the Company to be the beneficial owner of more than five percent of the common stock of the
Company:

                                           AMOUNT AND NATURE
                                                  OF
                                              BENEFICIAL            PERCENT OF
 NAME AND ADDRESS OF BENEFICIAL OWNER        OWNERSHIP (1)       OUTSTANDING (2)
- ---------------------------------------   -------------------    ----------------
Directors, nominees and executive
 officers:
  Paul Baszucki                           245,148(3)(4)(5)(6)       5.4%
  Richard Cohen                           270,026(3)(4)(7)          6.1%
  Sidney R. Cohen                          85,227(4)                1.9%
  Arnold Lehrman                           78,122(3)(5)             1.8%
  Connie M. Levi                            8,600(5)                    *
  Winston E. Munson                        12,215(5)                    *
  Gerald D. Pint                           10,600(5)                    *
  Stanley H. Schweitzer                    22,850(4)(5)                 *
  Herbert F. Trader                        12,400(5)                    *
  Dr. Jagdish N. Sheth                      2,400(5)                    *
  James J. Radabaugh                        6,791(5)                    *
  All directors, nominees and executive   736,740(3)(4)(5)         16.1%
   officers as a group (13) persons,
   including those named above)

                                           AMOUNT AND NATURE
                                                  OF
                                              BENEFICIAL            PERCENT OF
 NAME AND ADDRESS OF BENEFICIAL OWNER        OWNERSHIP (1)       OUTSTANDING (2)
- ---------------------------------------   -------------------    ----------------
Other beneficial owners:
  David L. Babson & Company, Inc.         427,200(8)                9.6%
   One Memorial Drive
   Cambridge, MA 02142
  First Bank System, Inc.                 353,575(9)                8.0%
   601 Second Avenue South
   Minneapolis, MN 55402
  Heartland Advisors, Inc.                398,500(10)               9.0%
   790 North Milwaukee Street
   Milwaukee, WI 53202
  Perkins Capital Management, Inc.        225,715(11)               5.1%
   730 East Lake Street
   Wayzata, MN 55391

- ------------------------
 * Less than one percent

 (1) Each person has sole voting and sole dispositive powers with respect to the outstanding shares held by the indicated person, except as otherwise noted.

 (2) Each figure showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which would be issuable within 60 days if stock options held by the indicated person were exercised.

 (3) Includes shares held by the indicated person as custodian or trustee for others, as to which shares the indicated person has voting or dispositive powers, as follows: Mr. Baszucki, 2,934 shares; Mr. Richard Cohen, 154,385 shares; Mr. Lehrman, 67,722 shares (which shares are also reported as beneficially owned by Richard Cohen); all directors, nominees and executive officers as a group, 157,319 shares.

 (4) Includes shares beneficially held by members of the indicated person's family, as to which shares the indicated person has no voting or dispositive powers and disclaims beneficial ownership, as follows: Mr. Baszucki, 285 shares; Mr. Richard Cohen, 26,623 shares; Mr. Sidney Cohen, 15,000 shares; Mr. Schweitzer, 450 shares; all directors, nominees and executive officers as a group, 42,358 shares.

 (5) Includes shares which would be issuable within 60 days if stock options held by the indicated person were exercised, as follows: Mr. Baszucki, 85,000 shares; Mr. Lehrman, 10,000 shares; Ms. Levi, 8,000 shares; Mr. Munson, 10,000 shares; Mr. Pint, 10,000 shares; Mr. Schweitzer, 10,000 shares; Mr. Trader, 10,000 shares; Dr. Sheth, 2,000 shares; Mr. Radabaugh, 2,000 shares; all directors, nominees and executive officers as a group, 147,000 shares.

 (6) Mr. Baszucki's address is 250 Wakefield Road, Wayzata, Minnesota 55391.

 (7) Mr. Cohen's address is 6990 Tupa Drive, Edina, Minnesota 55439.

 (8) According to a Schedule 13G dated February 12, 1996, and filed with the Securities and Exchange Commission, David L. Babson & Company, Inc. has sole voting power with respect to 298,900 of such shares and shared voting power with respect to 128,300 of such shares and sole dispositive power with respect to 427,200 of such shares.

 (9) According to a Schedule 13G dated February 9, 1996, and filed with the Securities and Exchange Commission, First Bank System, Inc. has sole voting power with respect to 353,575 shares and sole dispositive power with respect to 347,700 shares.

(10) According to a Schedule 13G dated February 9, 1996, and filed with the Securities and Exchange Commission, Heartland Advisors, Inc. has sole voting power with respect to 331,000 shares and sole dispositive power with respect to 398,500 shares.

(11) According to a Schedule 13G dated February 1, 1996, and filed with the Securities and Exchange Commission, Perkins Capital Management, Inc. has sole voting power with respect to 32,000 shares and sole dispositive power with respect to 225,715 shares.

(12) The share data in the table do not reflect the two-for-one stock split made on July 31, 1996.

                         COMPLIANCE WITH SECTION 16(A)

    The Company's directors, its executive officers, and any persons holding more than 10% of the outstanding common stock are required to file reports concerning their initial ownership of common stock and any subsequent changes in that ownership. The Company believes that the filing requirements for the last fiscal year were satisfied. In making this disclosure, the Company has relied solely on written representations of its directors, executive officers and beneficial owners of more than 10% of common stock and copies of the reports that they have filed with the Securities and Exchange Commission.

                       PROPOSAL TO RATIFY THE APPOINTMENT
                            OF INDEPENDENT AUDITORS

    The Board of Directors has appointed the firm of Arthur Andersen LLP as independent public accountants to audit the books, records and accounts of the Company for the fiscal year ending April 30, 1997. The firm also audited the books, records and accounts of the Company for the fiscal year ended April 30, 1981 and for each fiscal year thereafter.

    Representatives of Arthur Andersen LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions by shareholders.

    All shares represented by proxies that have been properly executed and returned will be voted in favor of the ratification of the appointment of the independent auditors, unless other instructions are indicated thereon. Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the shares present in person or by proxy at the 1996 Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS.

                           PROPOSALS OF SHAREHOLDERS

    Any proposal of a shareholder of the Company intended to be presented at the Annual Meeting of shareholders in 1997 must be received at the Company's office on or before April 18, 1997 in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

                        FINANCIAL AND OTHER INFORMATION

    The Company's Annual Report for the fiscal year ended April 30, 1996, including financial statements, is being sent to stockholders of record as of the close of business on July 19, 1996 together with this Proxy Statement. The Annual Report is not a part of the proxy solicitation materials. The Company will furnish, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended April 30, 1996 as filed with the Commission to any stockholder who submits a written request to the Company's offices, Attention: Investor Relations, 605 North Highway 169, Twelfth Floor, Plymouth, Minnesota 55441.

                                 OTHER MATTERS

    At the date of this Proxy Statement, management knows of no other matters which may come before the Annual Meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies received by the Company in accordance with their judgment on such matters.

                                   By Order of the Board of Directors

                                   WINSTON E. MUNSON, SECRETARY

August 16, 1996

                                     PROXY
                                 NORSTAN, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned, revoking all prior proxies given by the undersigned for the Annual Meeting of the shareholders of Norstan, Inc. to be held on Thursday, September 12, 1996, at 2:00 P.M., at 605 North Highway 169, 11th Floor, Plymouth, Minnesota, hereby appoints Sidney R. Cohen, Paul Baszucki, and Winston
E. Munson, and any one or more of them, as proxy or proxies, with full power of substitution and revocation, to vote for the undersigned and in the name of the undersigned all shares of common stock of Norstan, Inc. of the undersigned, as if the undersigned were personally present and voting at said Annual Meeting, and all adjournments thereof, upon the following matters:

1.         ELECTION OF DIRECTORS. Nominees: P. Baszucki, R. Cohen, S. Cohen, A. Lehrman, C. Levi, W. Munson, G. Pint, S.
           Schweitzer, J. Sheth, and H. Trader.
           / /  VOTE FOR all nominees listed above          / /  VOTE WITHHELD as to all nominees listed above.
               (except as marked to the contrary below).

  (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)
                                        ________________________________________

2. Ratification of appointment of Arthur Andersen LLP as independent auditors for the fiscal year ending April 30, 1997.

             / / For             / / Against             / / Abstain

3. In their discretion the Proxies are authorized to vote upon such matters as may properly come before the meeting.

    Please mark, date, sign and mail this proxy promptly in the enclosed envelope.

    This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

    The Board of Directors recommends a vote FOR Proposals 1 and 2.

    The number of shares being voted on this proxy card does not reflect the two-for-one stock split made on July 31, 1996 since the shareholder record date for this annual meeting is July 19, 1996.

    The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of Norstan, Inc. and the Proxy Statement furnished therewith dated August 16, 1996.

    Please sign your name exactly as it appears below. In the case of shares owned in joint tenancy or as tenants in common, all should sign. Fiduciaries should indicate their title and authority.
                                          Dated: ________________________, 1996.

                                          --------------------------------------

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                                                        Signature